Exhibit 10(2)

August 1, 2014

United Guaranty Residential Insurance Company

230 North Elm Street

Greensboro, NC 27401

Attention:  Chief Financial Officer

United Guaranty Residential Insurance Company

Law Department

230 North Elm Street

Greensboro, NC 27401

Attention:  United Guaranty Residential Insurance Company
                   General Counsel

Ladies and Gentlemen:

            Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of July 1, 2013 (the “Capital Maintenance Agreement”) by and between American International Group, Inc. and United Guaranty Residential Insurance Company (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

            Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of August 1, 2014, the Specified Minimum Required Capital shall equal Aggregate Insured Risk Outstanding divided by 19.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“All computations shall comply with North Carolina General Statutes 58-10-120 and 58-10-125(a) and written guidance from the North Carolina Department of Insurance.

“Specified Minimum Required Capital” shall equal Aggregate Insured Risk Outstanding divided by 19.  For purposes of this definition, “Aggregate Insured Risk Outstanding” shall equal the Company’s net (that is, net of reinsurance ceded but including reinsurance assumed) insured risk in force on policies that provide insurance on mortgage loans that are currently performing but does not include the Company’s risk on policies providing insurance on mortgage loans that are currently in Default and for which a case or Incurred But Not Reported (IBNR) reserve has been established.   (Source:  Letter from the North Carolina Department of Insurance to United Guaranty April 8, 2009; Default is defined as it is in United Guaranty’s insurance policies.)”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

By:       /s/ Charles S. Shamieh ___________________

                                                                        Name:   Charles S. Shamieh

                                                                        Title:     Senior Vice President and
                                                                                    Chief Corporate Actuary

Acknowledged and agreed:

United Guaranty Residential Insurance Company

By:       /s/ Charles E. Compton III_________________

            Name: Charles E. Compton III

            Title: Executive Vice President and Chief Financial Officer